Exhibit 24.1

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that each of New Century Bancorp, Inc. and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints William L. Hedgepeth II and Lisa F. Campbell, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer’s and Director’s capacity or capacities as shown below, (a) a Registration Statement of New Century Bancorp, Inc. on Form S-4 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of shares of common stock of New Century Bancorp, Inc. to be issued in exchange for shares of common stock of Select Bancorp, Inc., upon consummation of the proposed merger of Select Bancorp, Inc. with and into New Century Bancorp, Inc., and any and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the “Registration Statement”), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations or requirements as may be applicable; and each of New Century Bancorp, Inc. and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as New Century Bancorp, Inc. might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of New Century Bancorp, Inc. and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

IN WITNESS WHEREOF, New Century Bancorp, Inc. has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his hand as of the date indicated below.

New Century Bancorp, Inc.
(Registrant)

	By:	/s/ William L. Hedgepeth II
William L. Hedgepeth II, President and Chief Executive Officer
Dated: January 7, 2014

SIGNATURE	CAPACITY

/s/ William L. Hedgepeth II	President, Chief Executive Officer, and Director
William L. Hedgepeth II	(principal executive officer)

SIGNATURE	CAPACITY

/s/ Lisa F. Campbell	Executive Vice President, Chief Operating Officer and
Lisa F. Campbell	Chief Financial Officer
(principal financial officer and principal accounting officer)

/s/ J. Gary Ciccone	Director
J. Gary Ciccone

/s/ John W. McCauley	Director
John W. McCauley

/s/ Oscar N. Harris	Director
Oscar N. Harris

/s/ Clarence L. Tart, Jr.	Director
Clarence L. Tart, Jr.

/s/ Gerald W. Hayes, Jr.	Director
Gerald W. Hayes, Jr.

/s/ D. Ralph Huff III	Director
D. Ralph Huff III

/s/ Tracy L. Johnson	Director
Tracy L. Johnson

/s/ J. Larry Keen	Director
J. Larry Keen, Ed. D.

/s/ Carlie C. McLamb, Jr.	Director
Carlie C. McLamb, Jr.

/s/ Michael S. McLamb	Director
Michael S. McLamb

/s/ Anthony Rand	Director
Anthony Rand

/s/ Sharon L. Raynor	Director
Sharon L. Raynor

SIGNATURE	CAPACITY

/s/ W. Lyndo Tippett	Director
W. Lyndo Tippett

/s/ Dan K. McNeil	Director
Dan K. McNeill

/s/ Ronald V. Jackson	Director
Ronald V. Jackson